SMITH BARNEY
                                                                         Premium
                                                                           Total
                                                                          Return
                                                                            Fund

                                                             APRIL 29, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE


P R O S P E C T U S

LOGO  SMITH BARNEY MUTUAL FUNDS
      INVESTING FOR YOUR FUTURE.
      EVERY DAY.

PROSPECTUS                                                       APRIL 29, 1998

Smith Barney
Premium Total Return Fund
388 Greenwich Street
New York, New York 10013
(800) 451-2010

  Smith Barney Premium Total Return Fund ("Fund"), a diversified fund, seeks to provide shareholders with total return, consisting of long-term capital appre-ciation and income, by investing primarily in a diversified portfolio of divi-dend-paying common stocks. The Fund also purchases put and call options and writes covered put and call options on securities it holds and on stock indexes primarily as a hedge to reduce investment risk. The Fund is one of a number of funds, each having distinct investment objectives and policies, making up
Smith Barney Income Funds ("Trust"). The Trust is an open-end management investment company commonly referred to as a mutual fund.

  This Prospectus sets forth concisely certain information about the Fund and the Trust, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Shares of other investment funds offered by the Trust are described in separate prospectuses that may be obtained by calling the Fund at the telephone number set forth above, or by contacting a Smith Barney Financial Consultant.

  Additional information about the Fund and the Trust is contained in a State-ment of Additional Information ("SAI") dated April 29, 1998, as amended or sup-plemented from time to time, that is available upon request and without charge by calling or writing the Trust at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commis-sion ("SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

SMITH BARNEY STRATEGY ADVISERS INC.
Investment Adviser

MUTUAL MANAGEMENT CORP.
Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                    DATE

PROSPECTUS SUMMARY                      3
-----------------------------------------
FINANCIAL HIGHLIGHTS                    9
-----------------------------------------
INVESTMENT OBJECTIVE AND POLICIES      15
-----------------------------------------
VALUATION OF SHARES                    23
-----------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES     23
-----------------------------------------
PURCHASE OF SHARES                     25
-----------------------------------------
EXCHANGE PRIVILEGE                     35
-----------------------------------------
REDEMPTION OF SHARES                   38
-----------------------------------------
MINIMUM ACCOUNT SIZE                   40
-----------------------------------------
PERFORMANCE                            41
-----------------------------------------
MANAGEMENT OF THE TRUST AND THE FUND   41
-----------------------------------------
DISTRIBUTOR                            43
-----------------------------------------
ADDITIONAL INFORMATION                 44
-----------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the distributor. This Prospectus does not constitute an offer by the Trust or the distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY


  The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, diversified management invest-ment company that seeks total return by investing primarily in a diversified portfolio of dividend-paying common stocks. The Fund may engage in various portfolio strategies involving options to seek to increase its return and to hedge its portfolio against movements in the equity markets and interest rates. See "Investment Objective and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $15,000,000. See "Purchase of Shares" and "Redemption of Shares."

  Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.00% and are subject to an annual service fee of 0.25% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary-- Reduced or No Initial Sales Charge."

  Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.25% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

  Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares--Deferred Sales Charge Alternatives."

  Class C Shares. Class C shares are sold at net asset value with no initial sales charge. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.45% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Fund shares, which when com-bined with current holdings of Class C shares of the Fund equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

  Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

  In deciding which Class of Fund shares to purchase, investors should con-sider the following factors, as well as any other relevant facts and circum-stances:

  Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates, shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an investment alternative, Class B and Class C shares are sold without any ini-tial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

  Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks.

  Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchasers eligible to pur-chase Class A shares at net asset value or at a reduced sales charge should consider doing so.

  Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the pur-pose of the CDSC on the Class B and Class C shares is the same as that of the initial sales charge on the Class A shares.

  See "Purchase of Shares" and "Management of the Trust and the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences among the Classes of shares.

SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant directed, tax-qualified employee benefit plans. Other investors may be eligible to participate in the Smith Barney ExecChoice(TM) Program. Class A and Class C shares are available without a sales charge as investment alternatives under both of these programs. See "Purchase of Shares--Smith Barney 401(k) and ExecChoice (TM) Programs."

PURCHASE OF SHARES Shares may be purchased through a brokerage account main-tained with Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. Direct purchases by certain retirement plans may be made through the Fund's transfer agent, First Data Investor Serv-ices Group, Inc. ("First Data"). See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subse-quent investment requirement for all Classes is $25. The minimum investment requirements for purchases of all Classes through the Systematic Investment Plan are described below. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial and subsequent investment for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Re-demption of Shares."

MANAGEMENT OF THE FUND Smith Barney Strategy Advisers Inc. ("Strategy Advisers" or the "Investment Adviser") is a wholly owned subsidiary of Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc. MMC provides investment advisory and management services to investment companies affiliated with Smith Barney. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business seg-ments: Investment Services, including Asset Management, Consumer Finance Serv-ices, Life Insurance Services and Property & Casualty Insurance Services.

  MMC also serves as the Fund's administrator. Boston Partners Asset Management, L.P. ("Boston Partners") serves as the Fund's sub-adviser. See "Management of the Trust and the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset value next determined. See "Exchange Privilege."

VALUATION OF SHARES The net asset value of the Fund for the prior day generally is quoted daily in the financial section of most newspapers and is also avail-able from any Smith Barney Financial Consultant. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends and/or capital gains, if any, from net investment income, if any, of the Fund will be declared and paid quarterly. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution rein-vestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ investment techniques which involve certain risks, including entering into repurchase agreements, engaging in when-issued and delayed-delivery transactions, lending portfolio securities, covered option writing on securities it holds and on stock indices. See "Investment Objective and Management Policies."

THE FUND'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and the Fund's operating expenses for its most recent fiscal year:

  SMITH BARNEY
  PREMIUM TOTAL RETURN FUND                      CLASS A CLASS B CLASS C CLASS Y
--------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge imposed on purchases
      (as a percentage of offering price)         5.00%   None    None    None
    Maximum CDSC (as a percentage of original
      cost or redemption proceeds, whichever is
      lower)                                      None*   5.00%   1.00%   None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSE
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)
    Management fees                               0.75%   0.75%   0.75%   0.75%
    12b-1 fees**                                  0.25    0.75    0.70    None
    Other expenses                                0.11    0.10    0.11    0.01
--------------------------------------------------------------------------------
  TOTAL FUND OPERATING EXPENSES                   1.11%   1.60%   1.56%   0.76%
--------------------------------------------------------------------------------

  * Purchase of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
 ** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

  The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class C shares and certain Class A shares, the length of time the shares are held and whether the shares are held through the Smith Barney 401(k) and Exec Choice Programs. See "Purchase of Shares" and "Re-demption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares. Smith Barney also receives, with respect to Class B shares, an annual 12b-1 fee of 0.75% of the value of average daily net assets of that Class, consisting of a 0.50% distri-bution fee and a 0.25% service fee. With respect to Class C shares, Smith Barney receives an annual 12b-1 fee of 0.70% of the value of the average daily net assets, consisting of a 0.45% distribution fee and a 0.25% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

  SMITH BARNEY
  PREMIUM TOTAL RETURN FUND                     1 YEAR 3 YEARS 5 YEARS 10 YEARS*
--------------------------------------------------------------------------------
  An investor would pay the following expenses
  on a $1,000 investment, assuming (1) 5.00%
  annual return and (2) redemption at the end
  of each time period:
    Class A...................................   $61     $84    $108     $178
    Class B...................................    66      80      97      177
    Class C...................................    26      49      85      186
    Class Y...................................     8      24      42       94
  An investor would pay the following expenses
  on the same investment, assuming the same
  annual return and no redemption:
    Class A...................................   $61     $84    $108     $178
    Class B...................................    16      50      87      177
    Class C...................................    16      49      85      186
    Class Y...................................     8      24      42       94
--------------------------------------------------------------------------------

* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

  The following information for the year ended December 31, 1997, the period from August 1, 1996 to December 31, 1996 and for each of the years in the two year period ended July 31, 1996 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. The information for the fiscal years ended December 31, 1988 through December 31, 1994 has been audited by other independent audi-tors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report, which is incorporated by reference into the Statement of Additional Information.

FOR A CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:


SMITH BARNEY PREMIUM
TOTAL RETURN FUND         1997(/1/) 1996(/1/)(/2/)  1996    1995    1994   1993(/3/)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
NING OF YEAR               $19.14      $17.40      $16.33  $15.69  $15.65   $15.15
-------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income       0.39        0.16        0.37    0.44    0.33     0.19
 Net realized and
 unrealized gain             4.29        2.21        1.98    1.48    0.99     1.33
-------------------------------------------------------------------------------------
Total Income From Opera-
tions                        4.68        2.37        2.35    1.92    1.32     1.52
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income      (0.38)      (0.16)      (0.37)  (0.43)  (0.55)   (0.20)
 Net realized gains         (1.25)      (0.47)      (0.91)  (0.14)  (0.52)   (0.49)
 Capital                      --           --         --    (0.71)  (0.21)   (0.33)
-------------------------------------------------------------------------------------
Total Distributions         (1.63)      (0.63)      (1.28)  (1.28)  (1.28)   (1.02)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                       $22.19      $19.14      $17.40  $16.33  $15.69   $15.65
-------------------------------------------------------------------------------------
TOTAL RETURN                25.19%      13.80%++    14.76%  12.92%   8.65%   10.31%++
-------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                 $  834      $  608      $  534  $  472  $   68   $   40
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                    1.11%       1.12%+      1.12%   1.16%   1.19%    1.20%+
 Net investment income       1.89        2.05+       2.16    2.81    2.05     1.64+
-------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE        43%          30%        58%     63%     34%      55%
-------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER
   SHARE PAID ON EQUITY
   TRANSACTIONS(/4/)        $0.06       $0.06       $0.06     --      --       --
-------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from August 1, 1996 to December 31, 1996.

(3) For the period from November 6, 1992 (inception date) to July 31, 1993.

(4) As of September 1995, the SEC instituted new guidelines requiring the dis-closure of average commissions per share.

++Total return is not annualized, as it may not be representative of the total return for the year.

+ Annualized.

FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:


SMITH BARNEY PREMIUM
TOTAL RETURN FUND         1997(1)  1996(1)(2)   1996    1995    1994    1993
------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
NING OF YEAR              $19.14     $17.40    $16.33  $15.69  $15.65  $15.21
------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income      0.29       0.12      0.28    0.36    0.25    0.23
 Net realized and
 unrealized gain            4.28       2.21      1.99    1.48    1.00    1.47
------------------------------------------------------------------------------
Total Income From Opera-
tions                       4.57       2.33      2.27    1.84    1.25    1.70
------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income     (0.29)     (0.12)    (0.29)  (0.34)  (0.49)  (0.19)
 Net realized gains        (1.25)     (0.47)    (0.91)  (0.14)  (0.52)  (0.63)
 Capital                      --         --        --   (0.72)  (0.20)  (0.44)
------------------------------------------------------------------------------
Total Distributions        (1.54)     (0.59)    (1.20)  (1.20)  (1.21)  (1.26)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                      $22.17     $19.14    $17.40  $16.33  $15.69  $15.65
------------------------------------------------------------------------------
TOTAL RETURN               24.55%     13.57%++  14.21%  12.36%   8.12%  11.68%
------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                $3,170     $2,355    $2,021  $1,655  $1,697  $1,231
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                   1.60%      1.54%+    1.62%   1.66%   1.66%   1.69%
 Net investment income      1.39       1.63+     1.66    2.31    1.58    1.16
------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE       43%        30%       58%     63%     34%     55%
------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER
   SHARE
   PAID ON EQUITY TRANS-
   ACTIONS(3)              $0.06      $0.06     $0.06      --      --      --
------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from August 1, 1996 to December 31, 1996.

(3) As of September 1995, the SEC instituted new guidelines requiring the dis-closure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+  Annualized.

FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY
PREMIUM TOTAL RETURN FUND                         1992    1991
----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $14.26  $13.30
----------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income                             0.22    0.24
 Net realized and unrealized gain on investments   1.93    1.92
----------------------------------------------------------------
Total Income From Operations                       2.15    2.16
----------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                            (0.22)  (0.24)
 Overdistribution of net Investment Income           --      --
 Net realized gains                                  --      --
 Overdistribution of net realized gains              --      --
 Capital                                          (0.98)  (0.96)
----------------------------------------------------------------
Total Distributions                               (1.20)  (1.20)
----------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $15.21  $14.26
----------------------------------------------------------------
TOTAL RETURN++                                    15.68%  17.53%
----------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                   $  585  $  470
----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                                          1.69%   1.75%
 Net investment income                             1.53%   1.84%
----------------------------------------------------------------
PORTFOLIO TURNOVER RATE                              57%     43%
----------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE
   PAID ON EQUITY TRANSACTIONS(1)                    --      --
----------------------------------------------------------------

(1) As of September 1995, the SEC instituted new guidelines requiring the dis-closure of average commissions per share.

++ Total return represents the aggregate total return for the period indicated and does not reflect any applicable sales charges.

FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY
PREMIUM TOTAL RETURN FUND                                1990    1989    1988
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                      $13.98  $12.90  $14.47
-------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income                                    0.22    0.56    0.51
 Net realized and unrealized gain/(loss) on investments   0.38    2.00   (0.62)
-------------------------------------------------------------------------------
Total From Investment Operations                          0.60    2.56   (0.11)
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                                   (0.22)  (0.89)  (0.18)
 Overdistribution of net investment income                  --      --      --
 Net realized capital gains                                 --   (0.26)  (1.28)
 Overdistribution of net realized capital gains             --      --      --
 Capital                                                 (1.06)  (0.33)     --
-------------------------------------------------------------------------------
Total Distributions                                      (1.28)  (1.48)  (1.46)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $13.30  $13.98  $12.90%
-------------------------------------------------------------------------------
TOTAL RETURN++                                            4.62%  21.49%   0.21%
-------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (MILLIONS)                    $  508  $  600  $  586
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                 1.78%   1.75%   1.70%
 Net investment income                                    1.66%   4.17%   3.58%
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     47%     41%     56%
-------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE
   PAID ON EQUITY TRANSACTIONS(1)                           --      --      --
-------------------------------------------------------------------------------

(1) As of September 1995, the SEC instituted new guidelines requiring the dis-closure of average commissions per share.

++ Total return represents the aggregate total return for the period indicated and does not reflect any applicable sales charge.

FOR A CLASS C SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY PREMIUM
TOTAL RETURN FUND         1997(/1/) 1996(/1/)(/2/)  1996    1995   1994(/3/) 1993(/4/)
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
NING OF YEAR               $19.15       $17.41     $16.33  $15.69   $15.65    $15.45
---------------------------------------------------------------------------------------
INCOME FROM OPERATIONS
FROM:
 Net investment income       0.30         0.12       0.29    0.36     0.23      0.05
 Net realized and
 unrealized gain             4.28         2.21       1.99    1.48     1.02      0.35
---------------------------------------------------------------------------------------
Total Income From Opera-
tions                        4.58         2.33       2.28    1.84     1.25      0.40
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income      (0.30)       (0.12)     (0.29)  (0.35)   (0.49)    (0.04)
 Net realized gains         (1.25)       (0.47)     (0.91)  (0.14)   (0.52)    (0.09)
 Capital                       --           --         --   (0.71)   (0.20)    (0.07)
---------------------------------------------------------------------------------------
Total Distributions         (1.55)       (0.59)     (1.20)  (1.20)   (1.21)    (0.20)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                       $22.18       $19.15     $17.41  $16.33   $15.69    $15.65
---------------------------------------------------------------------------------------
TOTAL RETURN                24.60%       13.58%++   14.30%  12.36%    8.12%     2.60%++
---------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                 $   94       $   43     $   31  $   13   $    2    $ 0.4
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                    1.56%        1.55%+     1.59%   1.62%    1.60%     1.31%+
 Net investment income       1.41         1.61+      1.68    2.35     1.65      1.54+
---------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE        43%          30%        58%     63%      34%       55%
---------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER
SHARE
  PAID ON EQUITY
TRANSACTIONS(5)            $ 0.06       $ 0.06     $ 0.06      --       --        --
---------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from August 1, 1996 to December 31, 1996.

(3) On November 7, 1994 the former Class D shares were renamed Class C shares.

(4) For the period from June 1, 1993 (inception date) to July 31, 1993.

(5) As of September 1995, the SEC instituted new guidelines requiring the dis-closure of average commissions per share.

++Total return is not annualized as it may not be representative of the total return for the year.

+ Annualized.

FOR A CLASS Y SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY PREMIUM
TOTAL RETURN FUND                   1997(/1/) 1996(/1/)(/2/) 1996(/3/)
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR   $19.17       $17.42      $17.57
-----------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income                 0.47         0.17        0.19
 Net realized and unrealized gain      4.29         2.23        0.33
-----------------------------------------------------------------------
Total Income From Operations           4.76         2.40        0.52
-----------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                (0.44)       (0.18)      (0.21)
 Net realized gains                   (1.25)       (0.47)      (0.46)
-----------------------------------------------------------------------
Total Distributions                   (1.69)       (0.65)      (0.67)
-----------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR         $22.24       $19.17      $17.42
-----------------------------------------------------------------------
TOTAL RETURN                          25.61%       13.95%++     2.93%++
-----------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)      $51          $27         $13
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                              0.76%        0.80%+      0.87%+
 Net investment income                 2.22         2.36+       2.24+
-----------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  43%          30%         58%
-----------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE
 PAID ON EQUITY TRANSACTIONS(/4/)     $0.06        $0.06       $0.06

-------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share date for the period.

(2) For the period from August 1, 1996 to December 31, 1996.

(3) For the period from February 7, 1996 (inception date) to July 31, 1996.

(4) As of September 1995, the SEC instituted new guidelines requiring the dis-closure of average commissions per share.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is total return. The Fund's investment objective may be changed only with the approval of a majority of the Fund's outstanding shares. There can be no assurance that the Fund will achieve its investment objective. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of dividend-paying common stocks. The Fund may engage in various portfolio strategies involving options to seek to increase its return and to hedge its portfolio against movements in the equity markets and interest rates. Because the Fund seeks total return by emphasizing investments in dividend-paying common stocks, it will not have as much investment flexibility as total return funds which may pursue their objective by investing in both income and equity stocks without such an emphasis. The Fund also may invest up to 10% of its assets in: (a) medium- or low-rated securities or unrated securities of comparable quality. Medium- and low-rated securities are securities rated less than investment grade by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"). See "Risk Factors and Special Considerations--Medium-, Low- and Unrated Securities"; (b) interest-paying debt securities, such as obligations issued or guaranteed as to principal and interest by the United States government ("U.S. government securities"); and (c) other securities, including convertible bonds, convertible preferred stock and warrants. In addition, the Fund will limit its investments in warrants to 5% of its net assets. The Fund also may lend its portfolio securities and enter into "short sales against the box." Special considerations associated with the Fund's investment strategies are described below.

 CERTAIN INVESTMENT STRATEGIES
  In attempting to achieve its investment objective, the Fund may employ, among others, one or more of the strategies set forth below. More detailed informa-tion concerning these strategies and their related risks is contained in the Statement of Additional Information.

  Short Sales Against the Box. The Fund may make short sales of common stock if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without pay-ment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as "short sales against the box." The broker-dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the invest-ment of short sale proceeds. The Fund will segregate the common stock or con-vertible or exchangeable preferred stock or debt securities in a special account with PNC Bank, National Association ("PNC Bank"), the Fund's custodian. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for such sales at any one time.

  Covered Option Writing. The Fund may write put and call options on securi-ties. The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its pur-chaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option written by the Fund has the right to compel the Fund to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option written by the Fund has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

  Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the premium received for writing the option.

  The Fund will write only covered options. Accordingly, whenever the Fund writes a call option, it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, the Fund will either (a) deposit with PNC Bank in a segregated account cash or equity and debt securities of any grade provided such securities have been determined by Strategy Advisers on Boston Partners to be liquid and unencumbered pursuant to guidelines estab-lished by the Trustees, having a value at least equal to the exercise price of the underlying securities or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same under-lying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts that it holds are less than the exer-cise prices of those that it has written, it will deposit the difference with PNC Bank in a segregated account).

  The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Fund would purchase, prior to the holder's exercise of an option the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option it has written would be terminated by a closing pur-chase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance the Fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Fund ordinarily will write options only if a secondary market for the options exists on a domestic securities exchange or in the over-the-counter market.

  Purchasing Put and Call Options on Securities. The Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits the risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of, or in the yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. The Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by the Fund in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a sub-stantial increase in the market value of a security. The Fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

  Prior to their expirations, put and call options may be sold in closing sale transactions (sales by the Fund, prior to the exercise of options it has pur-chased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

  Stock Index Options. The Fund may purchase and write exchange-listed put and call options on stock indexes primarily to hedge against the effects of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. (Examples of well-known stock indexes are the Standard & Poor's Daily Price Index of 500 Common Stocks and the NYSE Composite Index.) Options on stock indexes are similar to options on securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option rep-resents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

  The advisability of using stock index options to hedge against the effects of market-wide movements will depend on the extent of diversification of the Fund's stock investments and the sensitivity of its stock investments to fac-tors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the Fund being hedged correlate with price movements in the stock index selected.

  When the Fund writes an option on a stock index, it will deposit cash or equity and debt securities of any grade or a combination of both in an amount equal to the market value of the option in a segregated account with PNC Bank, and will maintain the account while the option is open.

 ADDITIONAL INVESTMENTS
  Money Market Instruments. When Strategy Advisers and Boston Partners believe that market conditions warrant, the Fund may adopt a temporary defensive pos-ture and invest in short-term instruments without limitation. Short-term instruments in which the Fund may invest include U.S. government securities; certain bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements as described below.

  United States Government Securities. U.S. government securities are obliga-tions of, or guaranteed by, the United States government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest include: direct obligations of the United States Treasury (such as Treasury Bills, Treasury Notes and Treasury Bonds) and obligations issued by U.S. gov-ernment agencies and instrumentalities, including securities that are sup-ported by the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates); securities that are sup-ported by the right of the issuer to borrow from the United States Treasury (such as securities of Federal Home Loan Banks); and securities that are sup-ported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds). Treasury Bills have maturities of less than 1 year, Treasury Notes have maturities of 1 to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and FHLMC, are mortgage-related securities. U.S. government securities generally do not involve the credit risks associated with other types of interest-bearing secu-rities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from interest-bearing corporate securities.

  Repurchase Agreements. The Fund may engage in repurchase agreement transac-tions with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding peri-od. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the under-lying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other par-ty, including possible delays or restrictions upon the Fund's ability to dis-pose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. Strategy Advisers, MMC or Boston Partners, acting under the supervision of the Trust's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Fund may enter into repurchase agreements to evaluate potential risks.

  When-Issued Securities and Delayed-Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell any portfolio securities on a when-issued or delayed-delivery basis. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transac-tions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account in an amount equal to the amount of its when-issued and delayed-delivery commit-ments. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets. The Fund will not accrue income with respect to a when-issued security prior to its stated delivery date.

  Lending of Portfolio Securities. The Fund has the ability to lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 20% of the Fund's assets taken at value. Loans of portfo-lio securities will be collateralized by cash, letters of credit or U.S. gov-ernment securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities.

 CERTAIN INVESTMENT GUIDELINES

  The Fund may invest up to 10% of its total assets in securities with con-tractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) time deposits maturing from two business days through seven calendar days and (c) to the extent that a liquid secondary mar-ket does not exist for the instruments, futures contracts and options thereon. In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Trust's Board of Trustees. A com-plete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of the Fund's out-standing shares is contained in the Statement of Additional Information.

 RISK FACTORS AND SPECIAL CONSIDERATIONS
  Options. The Fund may enter into options transactions primarily as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the port-folio position being offset by a loss on the hedge position. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The Fund will engage in hedging transactions only when deemed advisable by Strategy Advisers and Boston Partners. Successful use by the Fund of options will depend on Strategy Advisers' and Boston Partners' ability to correctly predict movements in the direction of the stock or index underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

  The ability of the Fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the Fund generally will purchase or write stock options and options on stock index options only if there appears to be a liquid secondary market for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist.

  Medium-, Low- and Unrated Securities. The Fund may invest up to 10% of its assets in medium- or low-rated securities and unrated securities of comparable qual-ity. Generally, these securities offer a higher return potential than higher-rated securities but involve greater volatility of price and risk of loss of income and principal. The issuers of such securities may be in default or bankruptcy at the time of purchase or may have a high probability of future default or bankruptcy. Medium- and low-rated and comparable unrated securities will likely have large uncertainties or major risk exposures to adverse condi-tions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obli-gation. Accordingly, it is possible that these types of factors could, in cer-tain instances, reduce the value of securities held by the Fund, with a com-mensurate effect on the value of the Fund's shares.

  The markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securi-ties are traded. The existence of limited markets for these securities may restrict the availability of securities for the Fund to purchase and also may have the effect of limiting the ability of the Fund to (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for certain medium- and low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such economic downturn could adversely affect the value of such securities and the ability of the issuers of these securities to repay principal and pay interest thereon.

  While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these secu-rities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more tradi-tional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and compa-rable unrated securities generally are unsecured and frequently are subordi-nated to the prior payment of senior indebtedness. The Fund may incur addi-tional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

  Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return to the Fund.

  Securities which are rated below investment grade such as Ba by Moody's or BB by S&P have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack characteristics of a desirable investment and assurance of interest and prin-cipal payments over any long period of time may be small. Securities which are rated Caa or CCC or below are of poor standing. Those issues may be in default or present elements of danger with respect to principal or interest. Securi-ties rated C by Moody's and D by S&P are in the lowest rating class and indi-cate that payments are in default or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. See the Appendix in the Fund's Statement of Additional Infor-mation on bond ratings by Moody's and S&P.

  In light of these risks, Strategy Advisers and Boston Partners, in evaluat-ing the creditworthiness of an issue, whether rated or unrated, will take var-ious factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

  Securities of Unseasoned Issuers. Securities in which the Fund may invest may have limited marketability and, therefore, may be subject to wide fluctua-tions in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an estab-lished market share.

  Year 2000. The investment management services provided to the Fund by the Investment Adviser and the services provided to shareholders by Smith Barney, the Fund's Distributor, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Investment Adviser and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Investment Adviser has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Adviser, Smith Barney or any other service provider will be successful, or that interaction with other non-complying com-puter systems will not impair Fund services at that time.

 PORTFOLIO TRANSACTIONS
  All orders for transactions in securities and options on behalf of the Fund are placed by Strategy Advisers and Boston Partners with broker-dealers that Strategy Advisers and Boston Partners select, including Smith Barney and other affiliated brokers. The Fund may utilize Smith Barney or a Smith Barney-affiliated broker in connection with a purchase or sale of securities when Strategy Advisers and Boston Partners believe that the broker's charge for the transactions does not exceed usual and customary levels. The same standard applies to the use of Smith Barney as a commodities broker in connection with entering into options and futures contracts.

VALUATION OF SHARES


  The Fund's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding.

  Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Trustees determine that amortized cost reflects fair value of those instruments. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

  If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC. Dividends and/or capital gains, if any, from net investment income, if any, of the Fund will be declared quarterly and paid quarterly. The Fund's final distribution for each calendar year will include any remaining net investment income and net realized long- and short-term capital gains realized during the year and deemed undis-tributed during the year for Federal income tax purposes. In order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution shortly before December 31 in each year of any undistributed ordinary income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax.

  The per share dividends on Class B and Class C shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the serv-ice fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

 TAXES

  The following is a summary of the material federal tax considerations affect-ing the Fund and Fund shareholders, please refer to the SAI for further discus-sion. In addition to the considerations described below and in the SAI, there may be other federal, state, local, and/or foreign tax applications to consid-er. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of any investment.

  The Fund intends to qualify, as it has in prior years, under Subchapter M of the Code for tax treatment as a regulated investment company. In each taxable year that the Fund qualifies, the Fund will pay no federal income tax on its net investment company taxable income and long-term capital gain that is dis-tributed to shareholders.

  Dividends paid from net investment income and net realized short-term securi-ties gains, are subject to federal income tax as ordinary income.

  Distributions, if any, from net realized long-term securities gains, derived from the sale of securities held by the Fund for more than one year, are tax-able as long-term capital gains, regardless of the length of time a shareholder has owned Fund shares. The Code provides that the net capital gain, for indi-viduals, generally will not be subject to federal income taxes at a rate in excess of 28% (20% with respect to net capital gains attributable to securities held by the Fund for more than 18 months).

  Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional Fund shares. A portion of the dividends paid by the Fund may qualify for the corporate divi-dends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  A shareholders' gain or loss on the sale or redemption of Fund shares will be considered as either a long-term or short-term capital gain (loss) depend-ing upon the length of time the shares had been owned at disposition.
Losses realized by a shareholder on the disposition of shares owned for Six months or less will be treated as a long-term capital loss to the extent a long-term capital gain has been distributed on such shares.

  The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for share-holders who do not provide the Fund with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for share-holders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.

PURCHASE OF SHARES


 GENERAL

  The Fund offers four Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemp-tions. Class Y shares are sold without an initial sales charge or CDSC, and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares by the Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). See "Prospectus Summa-ry-- Alternative Purchase Arrangements" for a discussion of factors to con-sider in selecting which Class of shares to purchase.

  Purchases of Fund shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the sell-ing group, except for investors purchasing shares of the Fund through a quali-fied retirement plan who may do so directly through First Data. When purchas-ing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Smith Barney and other broker-dealers may charge their customers an annual account maintenance fee in con-nection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

  Investors in Class A, Class B and Class C shares may open an account by mak-ing an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For par-ticipants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the min-imum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the minimum subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subse-quent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, Trustees of the Trust and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data.

  Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset val-ue, are priced according to the net asset value determined on that day. Orders received by dealers or Introducing Brokers prior to the close of regular trad-ing on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business (the "trade date"). For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Fund shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institu-tion indicated by the shareholder, to provide systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to com-plete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the share-holder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

 INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
  The sales charges applicable to purchases of Class A shares of the Fund are as follows:

                                  SALES CHARGE
                         ------------------------------
                                                             DEALERS'
                              % OF           % OF       REALLOWANCE AS % OF
  AMOUNT OF INVESTMENT   OFFERING PRICE AMOUNT INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
  Less than  $ 25,000         5.00%          5.26%             4.50%
  $ 25,000 - $ 49,999         4.00           4.17              3.60
  $ 50,000 - $ 99,999         3.50           3.63              3.15
  $100,000 - $249,999         3.00           3.09              2.70
  $250,000 - $499,999         2.00           2.04              1.80
  $500,000 and over            *               *                 *
---------------------------------------------------------------------------

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

  The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account. The reduced sales charge minimums may also be met by aggregating the purchase with the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney listed under "Exchange Privilege."

 INITIAL SALES CHARGE WAIVERS

  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board members and employees), the immediate families of such persons (including the surviving spouse of a deceased Board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and Board members of any funds sponsored by Travelers and its affili-ates and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the pur-chaser that the purchase is made for investment purposes and that the securi-ties will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company in connection with the combination of such company with the Fund by merger, acqui-sition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Bar-
ney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) shareholders who have redeemed Class A shares in the Fund (or Class A shares of another of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvest-ment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; and; (f) purchase by Section 403(b) or Section 401(a) or (k) accounts associ-ated with Copeland Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

  Purchases of Class A shares also may be made at net asset value without a sales charge in the following circumstances: (1) direct rollovers by plan par-ticipants of distributions from a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: Subsequent investments will be subject to the applicable sales charge); (2) purchases by separate accounts used to fund certain unregis-tered variable annuity contracts; and (3) purchases by investors participating in a Smith Barney fee based arrangement.

 RIGHT OF ACCUMULATION
  Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregat-ing the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

 GROUP PURCHASES
  Upon completion of certain automated systems, a reduced sales charge or pur-chase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the mini-mum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative--Class A Shares," and will be based upon the aggregate sales of Class A shares of certain Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for pay-roll deductions, IRAs or investments pursuant to retirement plans under Sec-tions 401 or 408 of the Code. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales related expenses. An individual who is a member of a quali-fied group may also purchase Class A shares at the reduced sales charge appli-cable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been pre-viously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Fund shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Bar-ney.

 LETTER OF INTENT
  Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes pur-chases of all Class A shares of the Fund and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A shares previ-ously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.

  Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the same Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares pur-chased to date will be transferred to Class A shares, where they will be sub-ject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

 DEFERRED SALES CHARGE ALTERNATIVES

  "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

  Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

  Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith

Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of pur-chases by Participating Plans, as described below. See "Purchase of Shares-- Smith Barney 401(k) and ExecChoice(TM) Programs."

      YEAR SINCE PURCHASE
      PAYMENT WAS MADE      CDSC
---------------------------------
      First                 5.00%
      Second                4.00
      Third                 3.00
      Fourth                2.00
      Fifth                 1.00
      Sixth and thereafter  0.00
---------------------------------

  Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There also will be converted at that time such pro-portion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary--Alternative Purchase Arrangements Class B Shares Conversion Feature."

  In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distribu-tions and finally, of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 addi-tional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

 WAIVERS OF CDSC
  The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) au-tomatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares in connection with a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

 SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS
  Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans par-ticipating ("Participating Plans") in these programs.

  The Fund offers to Participating Plans Class A and Class C shares as invest-ment alternatives under the Smith Barney 401(k) and ExecChoice(TM) Programs. Class A and Class C shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class C shares acquired by other investors; however, they are not subject to any initial sales charge or CDSC. Once a Participating Plan has made an initial investment in the Fund, all of its subsequent investments in the Fund must be in the same Class of shares, except as otherwise described below.

  Class A Shares. Class A shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds.

  Class C Shares. Class C shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class C shares of one or more funds of the Smith Barney Mutual Funds.

  401(k) and ExecChoice(TM) Plans Opened On or After June 21, 1996. If at the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program, a Par-ticipating Plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the Participating Plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. (For Participating Plans that were originally established through a Smith Barney retail brokerage account, the five year period will be calculated from the date the retail brokerage account was opened.) Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

  401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Par-ticipating Plan enrolled in the Smith Barney 401(k) Program, if a Participating Plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

  Any Participating Plan in the Smith Barney 401(k) Program that has not previ-ously qualified for an exchange into Class A shares will be offered the oppor-tunity to exchange all of its Class C shares for Class A shares of the Fund, regardless of asset size, at the end of the eighth year after the date the Par-ticipating Plan enrolled in the Smith Barney 401(k) Program. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class C shares of the

Fund but instead may acquire Class A shares of the Fund. Any Class C shares not converted will continue to be subject to the distribution fee.

  Participating Plans wishing to acquire shares of the Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from First Data. For further information regarding these Programs, investors should contact a Smith Barney Financial Consultant.

  Existing 401(k) Plans Investing in Class B Shares. Class B shares of the Smith Barney Mutual Funds are not available for purchase by Participating Plans opened on or after June 21, 1996, but may continue to be purchased by any Par-ticipating Plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a CDSC of 3.00% of redemption proceeds, if the Participating Plan terminates within eight years of the date the Participating Plan first enrolled in the Smith Barney 401(k) Program.

  At the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program, the Participating Plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the Fund. Such Participating Plan will be notified of the pending exchange in writ-ing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a Par-ticipating Plan will not be eligible to acquire additional Class B shares of the Fund but instead may acquire Class A shares of the Fund. If the Participat-ing Plan elects not to exchange all of its Class B shares at that time, each Class B share held by the Participating Plan will have the same conversion fea-ture as Class B shares held by other investors. See "Purchase of Shares-- Deferred Sales Charge Alternatives."

  No CDSC is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made dur-ing the preceding eight years. Whether or not the CDSC applies to the redemp-tion by a Participating Plan depends on the number of years since the Partici-pating Plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the CDSC to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase pay-ment from which the amount is being redeemed.

  The CDSC will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a Participating Plan as a result of:
(a) the
retirement of an employee in the Participating Plan; (b) the termination of employment of an employee in the Participating Plan; (c) the death or disabil-ity of an employee in the Participating Plan; (d) the attainment of age 59 1/2 by an employee in the Participating Plan; (e) hardship of an employee in the Participating Plan to the extent permitted under Section 401(k) of the Code; or
(f) redemptions of shares in connection with a loan made by the Participating Plan to an employee.

EXCHANGE PRIVILEGE


  Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

 FUND NAME
  Growth Funds

   Concert Peachtree Growth Fund
   Smith Barney Aggressive Growth Fund Inc.
   Smith Barney Appreciation Fund Inc.
   Smith Barney Fundamental Value Fund Inc.

   Smith Barney Large Capitalization Growth Fund

   Smith Barney Managed Growth Fund
   Smith Barney Natural Resources Fund Inc.

   Smith Barney Small Cap Blend Fund, Inc.
   Smith Barney Special Equities Fund

   Smith Barney Large Cap Blend Fund

  Growth and Income Funds
   Smith Barney Convertible Fund

   Smith Barney Funds, Inc.--Large Cap Value Fund

   Concert Social Awareness Fund


   Smith Barney Utilities Fund

  Taxable Fixed-Income Funds

   **Smith Barney Adjustable Rate Government Income Fund
   Smith Barney Diversified Strategic Income Fund

  +++Smith Barney Funds, Inc.--Short-Term U.S. Treasury Securities Fund
   Smith Barney Funds, Inc.--U.S. Government Securities Fund
   Smith Barney Government Securities Fund
   Smith Barney High Income Fund

   Smith Barney Investment Grade Bond Fund
   Smith Barney Managed Governments Fund Inc.

   Smith Barney Total Return Bond Fund

  Tax-Exempt Funds
   Smith Barney Arizona Municipals Fund Inc.
   Smith Barney California Municipals Fund Inc.

   *Smith Barney Intermediate Maturity California Municipals Fund

   * *Smith Barney Intermediate Maturity New York Municipals Fund
   Smith Barney Managed Municipals Fund Inc.
   Smith Barney Massachusetts Municipals Fund
   Smith Barney Muni Funds--Florida Portfolio
   Smith Barney Muni Funds--Georgia Portfolio

   *Smith Barney Muni Funds--Limited Term Portfolio

   Smith Barney Muni Funds--National Portfolio
   Smith Barney Muni Funds--New York Portfolio
   Smith Barney Oregon Municipals Fund
   Smith Barney Muni Funds--Pennsylvania Portfolio
   Smith Barney New Jersey Municipals Fund Inc.

   Smith Barney Municipal High Income Fund

  Global International Funds

   Smith Barney Hansberger Global Small Cap Value Fund

   Smith Barney Hansberger Global Value Fund
   Smith Barney World Funds, Inc.--Emerging Markets Portfolio

   Smith Barney World Funds, Inc.--Global Government Bond Portfolio Smith Barney World Funds, Inc.--International Balanced Portfolio Smith Barney World Funds, Inc.--International Equity Portfolio
   Smith Barney World Funds, Inc.--Pacific Portfolio

  Smith Barney Concert Allocation Series Inc.

   Smith Barney Concert Allocation Series Inc.--Balanced Portfolio

   Smith Barney Concert Allocation Series Inc.--Conservative Portfolio

   Smith Barney Concert Allocation Series Inc.--Growth Portfolio

   Smith Barney Concert Allocation Series Inc.--High Growth Portfolio

   Smith Barney Concert Allocation Series Inc.--Income Portfolio

   Smith Barney Concert Allocation Series Inc.--Global Portfolio

  Money Market Funds

   +Smith Barney Exchange Reserve Fund

   ++Smith Barney Money Funds, Inc.--Cash Portfolio

   ++Smith Barney Money Funds, Inc.--Government Portfolio
   ***Smith Barney Money Funds, Inc.--Retirement Portfolio

  +++Smith Barney Municipal Money Market Fund, Inc.

  +++Smith Barney Muni Funds--California Money Market Portfolio

  +++Smith Barney Muni Funds--New York Money Market Portfolio
-------------------------------------------------------------------------------

  * Available for exchange with Class A, Class C and Class Y shares of the
    Fund.

 ** Available for exchange with Class A and Class B shares of the Fund. In addition, shareholders who own Class C shares of the Fund through the Smith Barney 401(k) Program may exchange those shares for Class C shares of this fund.

*** Available for exchange with Class A shares of the Fund.

  + Available for exchange with Class B and Class C shares of the Fund.

 ++ Available for exchange with Class A and Class Y shares of the Fund. In addition, participating plans opened prior to June 21, 1996 and investing in Class C shares may exchange these shares for Class C shares of this Fund.

+++ Available for exchange with Class A and Class Y shares of the Fund.

  Class B Exchanges. In the event a Class B shareholder (unless such share-holder was a Class B shareholder of the Short-Term World Income Fund on July 15, 1994) wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

  Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged.

  Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without impo-sition of any charge.

  Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. Strategy Advisers may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Fund or
(b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures dis-cussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the reg-istration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES


  The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

  If a shareholder holds shares in more than one Class, any request for redemp-tion must specify the Class being redeemed. In the event of a failure to spec-ify which Class, or if the investor owns fewer shares of the Class than speci-fied, the redemption request will be delayed until First Data receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the Investment Company Act of 1940, as amended (the "1940 Act") in extraordinary circumstanc-es. Generally, if the redemption proceeds are remitted to a Smith Barney bro-kerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of tem-porarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

  Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Finan-cial Consultant, Introducing Broker or dealer in the selling group or by sub-mitting a written request for redemption to:

  Smith Barney Premium Total Return Fund
  Class A, B, C or Y (please specify)
  c/o First Data Investor Services Group, Inc.

  P.O. Box 5128

  Westborough, Massachusetts 01581-5128

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000, must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting doc-uments for redemptions made by corporations, executors, administrators, trust-ees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

 AUTOMATIC CASH WITHDRAWAL PLAN
  The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the share-holder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM
  Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a share holder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guaran-tee that will be provided by First Data upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the Fund.)

  Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling First Data at

1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

  Additional Information regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instruc-tions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

MINIMUM ACCOUNT SIZE

  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size.) The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liq-uidation.

PERFORMANCE


 TOTAL RETURN
  From time to time the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class C and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the invest-ment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeem-able value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating cur-rent dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

MANAGEMENT OF THE TRUST AND THE FUND


 BOARD OF TRUSTEES
  Overall responsibility for management and supervision of the Fund rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Trust and the Fund, includ-ing agreements with the Fund's distributor, investment adviser, sub-investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser, sub-investment adviser and administrator. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust.

 INVESTMENT ADVISER--STRATEGY ADVISERS

  Strategy Advisers, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment adviser. Strategy Advisers has been in the investment counseling business since 1968 and is a wholly owned subsidiary of MMC. MMC is a registered investment adviser whose principal executive offices are located at 388 Greenwich Street, New York, New York 10013. Strategy Advis-ers renders investment advice to investment companies that had aggregate assets under management as of March 31, 1998 in excess of $4.7 billion. For advisory services rendered to the Fund, under an Advisory Agreement dated August 31, 1996, the Fund pays Strategy Advisers a fee at the annual rate of 0.55% of the value of the Fund's average daily net assets. From its fee, Strategy Advisers pays Boston Partners a fee of 0.15% of the value of the Fund's average daily net assets, for its services as sub-investment adviser.

 ADMINISTRATOR--MMC

  MMC serves as the Fund's administrator and generally assists in all aspects of the Fund's administration and operation. MMC provides investment management and administration services to investment companies that had aggregate assets under management as of March 31, 1998 in excess of $100.5 billion.

  As the Fund's administrator, MMC oversees all aspects of the Fund's adminis-tration and operations. Pursuant to an administration agreement with the Fund, MMC is paid a fee at the annual rate of 0.20% of the Fund's average daily net assets.

 SUB-INVESTMENT ADVISER--BOSTON PARTNERS

  Boston Partners, located at One Financial Center, Boston, Massachusetts 02111, serves as the Fund's sub-investment adviser. Boston Partners provides investment management and investment advisory services to investment companies that had aggregate total assets under management as of March 31, 1998, in excess of $15 billion.

  Subject to the supervision and direction of the Trust's Board of Trustees, Strategy Advisers and Boston Partners manage the Fund's portfolio in accordance with the Fund's investment objective and policies, make investment decisions for the Fund, place orders to purchase and sell securities and employ profes-sional portfolio managers and securities analysts who provide research services to the Fund.

 PORTFOLIO MANAGEMENT
  Harry Rosenbluth, Equity Portfolio Manager of Boston Partners, has served as Portfolio Manager of the Fund since August 16, 1995 and manages the day-to-day operations of the Fund, including the oversight of all investment decisions. Mr. Rosenbluth previously served as Investment Administrator of the Fund from 1992 until April, 1995, while he was a Senior Vice President of The Boston Com-pany Asset Management, Inc. Mr. Rosenbluth has managed investment portfolios since 1986.

  Management's discussion and analysis and additional performance information regarding the Fund during the fiscal year ended December 31, 1997 is included in the Annual Report dated December 31, 1997. A copy of the Annual Report may be obtained upon request without charge from a Smith Barney Financial Consul-tant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.


On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also sub-ject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, Strategy Advisers does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a mate-rial adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.


DISTRIBUTOR


  Smith Barney is located at 388 Greenwich Street, New York, New York 10013. Smith Barney distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class C shares of the Fund at the annual rate of 0.25% of the average daily net assets of the respective Class. Smith Barney is also paid a distribution fee with respect to Class B and Class C shares at the annual rate of 0.50% and 0.45% of the average daily net assets attributable to each of those Classes, respectively. Class B shares that auto-matically convert to Class A shares eight years after the date of original pur-chase will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses pri-marily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to poten-tial investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribu-tion of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  The payments to Smith Barney Financial Consultants for selling shares of a Class include, a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class C shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

  Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Trust's Board of Trust-ees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

ADDITIONAL INFORMATION


  The Trust was organized on March 12, 1985, under the laws of the Commonwealth of Massachusetts and is an entity commonly known as a "Massachusetts business trust." The Trust offers shares of beneficial interest currently classified into four Classes--A, B, C and Y. Each Class of shares represents identical interests in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the desig-nation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees, if any, borne by each Class pursuant to the plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Trust's Board of Trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Clas-ses of shares of the Fund. The Trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

  When matters are submitted for shareholder vote, shareholders of each Class of each fund will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Shares of the Trust will be voted generally on a Trust-wide basis on all matters, except mat-ters affecting the interests of one Fund or one Class of shares.

  Normally, there will be no meetings of shareholders for the purpose of elect-ing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Fund's outstanding shares and the Trust will assist shareholders in calling such a meeting as required by the 1940 Act.

  PNC Bank, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of the Trust's investments.

  First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Fund sends its shareholders a semi-annual report and an audited annual report, each of which includes a listing of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the print-ing and mailing costs, the Trust plans to consolidate the mailing of the Fund's semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Trust also plans to con-solidate the mailing of the Fund's Prospectus so that a shareholder having mul-tiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultants or First Data.

                                                                   SMITH BARNEY
                                                                   ------------


                                                A Member of TravelersGroup LOGO






                                                                   SMITH BARNEY
                                                                  PREMIUM TOTAL
                                                                    RETURN FUND

                                                           388 Greenwich Street
                                                       New York, New York 10013


                                                               FD 0213 4/98